UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive officers)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 1, 2015, MarkWest Energy Partners, L.P., a Delaware limited partnership (the “Partnership”) held its special meeting of common unitholders to vote on the proposals identified in the Definitive Proxy Statement dated October 30, 2015, as supplemented by the Supplement to the Definitive Proxy Statement dated November 17, 2015 (the “Special Meeting”).  The Company filed its Definitive Proxy Statement for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on October 30, 2015.

As of October 5, 2015 the record date for the Special Meeting, there were 195,230,469 common units of the Partnership (collectively, the “Common Units”) outstanding, all of which were entitled to vote at the Special Meeting.  A quorum of 140,879,504 Common Units were represented in person or by proxy at the Special Meeting.  The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set out below:

1.                                      Proposal to approve the Agreement and Plan of Merger, dated as of July 11, 2015, as amended as of November 10, 2015, as further amended as of November 16, 2015 (the “Merger Agreement”), by and among the Partnership, MPLX LP (“MPLX”), MPLX GP LLC, the general partner of MPLX (“MPLX GP”), Marathon Petroleum Corporation, the ultimate parent of MPLX GP, and Sapphire Holdco LLC, a wholly owned subsidiary of MPLX (“Merger Sub”), and the transactions contemplated thereby.

The table below details the voting results for this proposal.

For	Against	Abstain
112,581,881	28,134,712	162,911

2.                                      Proposal to approve, on an advisory, non-binding basis, the merger-related compensation payments that may become payable to the Partnership’s named executive officers in connection with the merger of Merger Sub with and into the Partnership, with the Partnership continuing as the surviving entity and a wholly owned subsidiary of MPLX.

The table below details the voting results for this proposal.

For	Against	Abstain
69,268,480	71,006,402	604,622

3.             Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement at the time of the Special Meeting.

The table below details the voting results for this proposal.

For	Against	Abstain
114,569,254	26,031,540	278,710

Item 8.01. Other Events.

On December 1, 2015, the Partnership issued a joint press release with MPLX announcing the results of the unitholder vote at the Special Meeting.  A copy of the press release issued is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release dated December 1, 2015, issued by MarkWest Energy Partners, L.P. and MPLX LP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MarkWest Energy Partners, L.P.

	By:	MarkWest Energy GP, L.L.C., its general partner

Date: December 1, 2015	By:	/s/ Nancy K. Buese
Name: Nancy K. Buese
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 1, 2015, issued by MarkWest Energy Partners, L.P. and MPLX LP